EXHIBIT 23.1


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

         We have issued our report dated December 3, 2004 accompanying the financial statements of Tuttle Risk Management Services Inc. appearing in the Current Report on Form 8-K/A of LION, Inc. dated October 12, 2004. We hereby consent to the incorporation by reference in the Registration Statement of LION, Inc. on Form S-8 (File No. 333-107402) effective July 28, 2003.


/s/ Grant Thornton LLP

Portland, Oregon
December 16, 2004








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